UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 6, 2011, Dana Holding Corporation (“Dana”) filed a Current Report on Form 8-K reporting that on June 30, 2011, Dana completed the acquisition of an additional 46% of equity in Dongfeng Dana Axle Co., Ltd. (“DDAC”) and increased its ownership of the joint venture to 50%.

This Form 8-K/A amends the Current Report on Form 8-K Dana filed on July 6, 2011 to include the financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

DDAC’s audited consolidated financial statements as of and for the year ended December 31, 2010 are attached as Exhibit 99.1 and incorporated by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information related to the DDAC transaction is attached as Exhibit 99.2 and incorporated by reference.

(d) Exhibits. The following exhibits are being filed as part of this Current Report on Form 8-K/A.

99.1	DDAC’s Audited Consolidated Financial Statements as of and for the year ended December 31, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: September 12, 2011	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	DDAC’s Audited Consolidated Financial Statements as of and for the year ended December 31, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

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